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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 4, 1998

               Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                      333-27355                13-3526694
       (State or Other            (Commission File Number)    (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)

          One New York Plaza                                       10292
          New York, New York                                     (Zip Code)
(Address of Principal Executive Offices)

        Registrant's telephone number, including area code (212) 778-1000

                                    No Change
          (Former name or former address, if changed since last report)

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      Item 5. Other Events

      In connection with the offering of Mortgage Lenders Network Home Equity Loan Trust 1998-2, Asset Backed Notes, Series 1998-2, described in a Prospectus Supplement dated June 4, 1998, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

      Item  7.  Financial Statements, Pro Forma Financial Information and
                Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c) Exhibit 99.1 Related Computational Materials (as defined in Item 5 above).

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PRUDENTIAL SECURITIES SECURED FINANCING
                                    CORPORATION
                                    --------------------------------------------
                                        as Depositor and on behalf of Mortgage
                                        Lenders Network Home Equity Loan
                                        Trust 1998-2
                                    Registrant

                                                 By: /s/ Mary Alice Kohs
                                                    ----------------------------
                                                    Name:  Mary Alice Kohs
                                                    Title: Vice President

Dated: June 16, 1998

                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------
99.1               Related Computational Materials (as defined
                   in Item 5 above).